UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

ADT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road
Boca Raton, Florida 33431
(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2023, ADT Inc., a Delaware corporation (“ADT”), Iris Buyer LLC, a Delaware limited liability company (“Purchaser”), and, solely for certain purposes set forth in the Purchase Agreement (as defined below), Fire & Security Holdings, LLC, a Delaware limited liability company, entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from a wholly-owned subsidiary of ADT all of the issued and outstanding equity interests of Fire & Security Holdings, LLC (the “Transaction”), which directly or indirectly holds all of the issued and outstanding equity interests in the subsidiaries of ADT that operate ADT’s Commercial business (the “Commercial Business”).

The purchase price to be paid to ADT in connection with the Transaction is $1,612,500,000 in cash (the “Purchase Price”), subject to certain customary adjustments as set forth in the Purchase Agreement.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory approvals.

The Purchase Agreement contains representations, warranties and covenants related to the Commercial Business and the Transaction, which the Company believes are customary for transactions of this type.

The representations and warranties of ADT and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (e) have been included in the Purchase Agreement for the purpose of allocating risk between ADT and Purchaser rather than establishing matters as facts and (f) will not survive consummation of the Transaction. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding ADT or Purchaser or their respective subsidiaries, affiliates or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of ADT or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in ADT’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with other information regarding the parties, the Transaction and other documents that ADT will file with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 8, 2023, ADT issued a press release announcing the entry into the Purchase Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

ADT has made statements in this Current Report on Form 8-K that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the SEC and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the proposed transaction between ADT and Purchaser, the expected timetable for completing the proposed transaction and the benefits and synergies of the proposed transaction; the strategic investment by and long term partnership with State Farm; anticipated financial performance, including the Company’s ability to achieve its stated guidance metrics and its progress toward its medium-term targets; management’s plans and objectives for future operations; the successful development, commercialization, and timing of new or joint products; the expected timing of product commercialization with State Farm or any changes thereto; the Company’s acquisition of ADT Solar and its anticipated impact on the Company’s business and financial condition; business prospects; outcomes of regulatory proceedings; market conditions; the Company’s ability to successfully respond to the challenges posed by the COVID-19 Pandemic; the Company’s strategic partnership and ongoing relationship with Google; the expected timing of product commercialization with Google or any changes thereto; the successful internal development, commercialization, and timing of the Company’s next generation platform and innovative offerings; the successful commercialization of the Company’s joint venture with Ford; the successful conversion of customers who continue to utilize outdated technology; the current and future market size for existing, new, or joint products; any stated or implied outcomes with regards to the foregoing; and other matters.

Without limiting the generality of the preceding sentences, any time the Company uses the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, the Company intends to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this Current Report on Form 8-K, including among others, factors relating to uncertainties as to the timing of the sale of the Commercial Business and the risk that the transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the sale of the Commercial Business may not be satisfied or waived; the effect of the announcement or pendency of the transaction on ADT’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to diverting management’s attention from ADT’s ongoing business operations; uncertainties as to ADT’s ability and the amount of time necessary to realize the expected benefits of the transaction; the achievement of potential benefits of the equity investment by and long-term partnership with State Farm, including as a result of restrictions on, or required prior regulatory approval of, various actions by regulated insurers; risks and uncertainties related to ADT’s ability to successfully generate profitable revenue from new and existing partnerships; ADT’s ability to successfully commercialize any joint products with State Farm or with Google; the Company’s ability to successfully utilize the incremental funding committed by State Farm or Google; risks and uncertainties related to the Company’s ability to successfully integrate and operate the ADT Solar business, including the possibility of future impairments to the value of goodwill at ADT Solar; risks related to the various financing arrangements that the Company facilitates for some ADT Solar customers; the Company’s ability to commercialize its joint venture with Ford; the Company’s ability to continuously and successfully commercialize innovative offerings; the Company’s ability to successfully implement an Environmental, Social, and Governance program across the Company; risks related to the restatement of our consolidated financial statements included in our amended Annual Report on Form 10-K/A for the year ended December 31, 2022 (the “Amended Annual Report”) and in our amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2023; any litigation or investigation related to such restatements; the Company’s ability to maintain effective internal control over financial reporting (“ICFR”) and disclosure controls and procedures (“DCPs”) including its ability to remediate any existing material weakness in ICFR and the timing of any such remediation, as well as ability to reestablish effective DCPs at a reasonable assurance level, and risks that are described in the Company’s Amended Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Equity Purchase Agreement, dated as of August 7, 2023, among ADT Inc., Iris Buyer LLC and Fire & Security Holdings, LLC

99.1	Press Release, dated August 8, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ADT hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023	ADT Inc.

	By:	/s/ Richard Mattessich
Richard Mattessich Vice President and Deputy General Counsel, Corporate & Securities

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